                                                                  Exhibit No. 24



                              PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------


          I, ERROLL B. DAVIS, JR., a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs and Michael C. Hanzel, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission, and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $800,000,000 of Debt Securities of the Corporation.

          WITNESS my hand this 15th day of July, 1999.



                                         /s/ Erroll B. Davis, Jr.
                                         ------------------------
                                         ERROLL B. DAVIS, JR.

                              PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------


          I, MICHELE J. HOOPER, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs and Michael C. Hanzel, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission, and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $800,000,000 of Debt Securities of the Corporation.

          WITNESS my hand this 15th day of July, 1999.



                                         /s/ Michele J. Hooper
                                         ---------------------
                                         MICHELE J. HOOPER

                              PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------


          I, ALLEN J. KROWE, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs and Michael C. Hanzel, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission, and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $800,000,000 of Debt Securities of the Corporation.

          WITNESS my hand this 15th day of July, 1999.



                                         /s/ Allen J. Krowe
                                         ------------------
                                         ALLEN J. KROWE

                              PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------


          I, STEVEN C. MASON, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs and Michael C. Hanzel, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission, and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $800,000,000 of Debt Securities of the Corporation.

          WITNESS my hand this 15th day of July, 1999.



                                         /s/ Steven C. Mason
                                         -------------------
                                         STEVEN C. MASON

                              PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------


          I, ROBERT MEHRABIAN, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs and Michael C. Hanzel, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission, and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $800,000,000 of Debt Securities of the Corporation.

          WITNESS my hand this 15th day of July, 1999.



                                         /s/ Robert Mehrabian
                                         --------------------
                                         ROBERT MEHRABIAN

                              PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------


          I, THOMAS J. USHER, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs and Michael C. Hanzel, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission, and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $800,000,000 of Debt Securities of the Corporation.

          WITNESS my hand this 15th day of July, 1999.



                                         /s/ Thomas J. Usher
                                         -------------------
                                         THOMAS J. USHER

                              PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------


          I, DAVID G. VICE, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs and Michael C. Hanzel, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission, and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $800,000,000 of Debt Securities of the Corporation.

          WITNESS my hand this 15th day of July, 1999.



                                         /s/ David G. Vice
                                         -----------------
                                         DAVID G. VICE

                              PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------


          I, DAVID R. WHITWAM, a Director of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs and Michael C. Hanzel, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission, and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $800,000,000 of Debt Securities of the Corporation.

          WITNESS my hand this 15th day of July, 1999.



                                         /s/ David R. Whitwam
                                         --------------------
                                         DAVID R. WHITWAM

                              PPG INDUSTRIES, INC.

                               POWER OF ATTORNEY
                               -----------------


          I, RAYMOND W. LEBOEUF, Chairman of the Board of PPG Industries, Inc. (the "Corporation"), a Pennsylvania corporation, hereby constitute and appoint
W. H. Hernandez, James C. Diggs and Michael C. Hanzel, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement on Form S-3 to be filed by the Corporation with the Securities and Exchange Commission, and any and all amendments thereto, including post-effective amendments, for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of $800,000,000 of Debt Securities of the Corporation.

          WITNESS my hand this 15th day of July, 1999.



                                         /s/ Raymond W. LeBoeuf
                                         ----------------------
                                         RAYMOND W. LEBOEUF